UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2008

CREATIVE VISTAS, INC.
(Exact name of Registrant as specified in its Charter)

Arizona	0-30585	86-0464104
(State or other Jurisdiction)	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2100 Forbes Street
Unit 8-10
Whitby, Ontario, Canada L1N 9T3

(Address of principal executive offices)

Registrant’s telephone number, including area code: (905) 666-8676

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

On January 30, 2008, Creative Vistas, Inc. (the “Registrant”) entered into a Warrant Purchase Agreement with Laurus Master Fund, Ltd., Erato Corporation, Valens U.S. Fund, LLC and Valens Offshore SPV I, Ltd. (collectively, the “Sellers”) pursuant to which the Registrant purchased and acquired from the Sellers, warrants to purchase 450,000 shares of common stock at an exercise price of $0.01 per share of 180 Connect Inc., a Delaware corporation (the “180 Connect Warrants”).

Also on January 30, 2008, the Registrant entered into a non-binding letter of intent with Valens U.S. Fund, LLC (the “Letter Agreement”) in which Valens U.S. Fund, LLC confirmed its current intention to provide up to $4,000,000 in financing to a subsidiary of the Registrant. The Letter Agreement is only an expression of the present intentions of the parties and no binding legal obligation will exist until the parties sign a definitive agreement.

The aggregate purchase price paid by the Registrant in exchange for the 180 Connect Warrants and the Letter Agreement was $1,597,500 paid by the Registrant by delivery to the Sellers of common stock purchase warrants, exercisable in the aggregate into up to 798,750 shares of common stock of the Registrant at an exercise price of $0.01 per share. The purchase price was allocated by the Registrant as follows: (a) $1,012,500 or $2.25 per share was paid by the Registrant for the 180 Connect Warrants by delivery to the Sellers of warrants to purchase 506,250 shares of common stock of the Registrant at an exercise price of $0.01 per share and (b) the Registrant paid to the Sellers for the Letter Agreement warrants to purchase 292,500 shares of common stock of the Registrant.

ITEM 3.02 Unregistered Sales of Equity Securities

See Item 1.01. In connection with this transaction the Registrant relied upon the exemptions from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D as each of the Sellers is an “accredited investor” as defined in Rule 501(a) of Regulation D.

ITEM 9.01 Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	The following exhibits are filed as part of this Report:

10.1	Warrant Purchase Agreement, dated January 30, 2008 between Creative Vistas, Inc., Laurus Master Fund, Ltd., Erato Corporation, Valens U.S. Fund, LLC and Valens Offshore SPV I, Ltd.

10.2	Amended and Restated Common Stock Purchase Warrant dated July 2, 2007 issued to Laurus Master Fund, Ltd. by 180 Connect Inc.*

10.3	Common Stock Purchase Warrant, dated January 30, 2008, issued by Creative Vistas, Inc. to Erato Corporation for the Right to Purchase 2,350 Shares of Common Stock of Creative Vistas, Inc.*

10.4	Common Stock Purchase Warrant, dated January 30, 2008, issued by Creative Vistas, Inc. to Valens U.S. SPV I, LLC for the Right to Purchase 214,033 Shares of Common Stock of Creative Vistas, Inc.*

10.5	Common Stock Purchase Warrant, dated January 30, 2008, issued by Creative Vistas, Inc. to Valens Offshore SPV I, Ltd. for the Right to Purchase 582,367 Shares of Common Stock of Creative Vistas, Inc.*

* Incorporated by reference to the Schedule 13D filed by the Registrant with respect to 180 Connect Inc. dated February 1, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CREATIVE VISTAS, INC.

Date: February 8, 2008	By:	/s/ Sayan Navaratnam
Name: Sayan Navaratnam Title: Chairman